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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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bebe stores, inc.
(Name of Registrant as Specified in its Charter)

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400 Valley Drive
Brisbane, California 94005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD December 8, 2003

Dear Shareholder:

        You are invited to attend the Annual Meeting of Shareholders of bebe stores, inc., a California corporation (the "Company"), which will be held on December 8, 2003, at 9:30 a.m. local time, at the Company's corporate offices located at 400 Valley Drive, Brisbane, California for the following purposes:

1.
To elect six directors of the Company to hold office for a one year term and until their respective successors are elected and qualified.

2.
To approve certain provisions of the 1997 Stock Plan, as amended, in order to preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.

3.
To consider an increase in the maximum number of shares that may be issued under the Corporation's 1997 Stock Plan, as amended, by 1,000,000 shares from 4,330,000 shares to 5,330,000 shares.

4.
To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2004.

5.
To transact such other business as may come properly before the meeting.

        Shareholders of record at the close of business on October 27, 2003, are entitled to notice of, and to vote at, this meeting and any adjournments thereof.

By Order of the Board of Directors,

Manny Mashouf Chairman of the Board of Directors and Chief Executive Officer
Brisbane, California November 7, 2003

400 Valley Drive
Brisbane, California 94005

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

        The accompanying proxy is solicited by the Board of Directors of bebe stores, inc., a California corporation ("bebe" or the "Company"), for use at the Annual Meeting of Shareholders to be held on December 8, 2003, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The date of this Proxy Statement is November 7, 2003, the approximate date on which this Proxy Statement, the accompanying proxy and Annual Report to Shareholders for the fiscal year ended June 30, 2003 were first sent or given to shareholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION

Annual Report

        Our annual report on Form 10-K for the fiscal year ended June 30, 2003, is enclosed with this Proxy Statement.

Voting Securities

        Only shareholders of record as of the close of business on October 27, 2003 will be entitled to vote at the meeting and any adjournment thereof. As of that date, we had 25,791,239 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting of Shareholders. Shareholders may vote in person or by proxy. Each shareholder of record is entitled to one vote for each share of stock held by him or her. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes

        A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors.

Solicitation of Proxies

        We will bear the cost of soliciting proxies. In addition to soliciting shareholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket expenses. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

        All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposals. A shareholder giving a proxy has the power to revoke his, her or its proxy, at any time prior to the time it is voted, by delivering to our Legal Department, at our principal offices located at 400 Valley Drive, Brisbane, California 94005, a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Board of Directors currently consists of seven directors, but will be reduced to six directors immediately prior to the Annual Meeting of Shareholders. Mr. Caden Wang joined our Board of Directors in October 2003. Messrs. Robert Jaffe and Daniel Wardlow have decided not to stand for re-election at our Annual Meeting of Shareholders. At the recommendation of the Board of Directors' Nominating and Corporate Governance Committee, the Board of Directors has designated six director-nominees for election at the Annual Meeting of Shareholders. If elected, the nominees will serve as directors until our Annual Meeting of Shareholders in 2004, and until their successors are elected and qualified, or until their earlier resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if another vacancy occurs before the election, although management knows of no reason to anticipate that this will occur, the proxies may be voted for such substitute nominee as management may designate.

Vote Required and Board of Directors' Recommendation

        If a quorum representing a majority of all outstanding shares of Common Stock is present and voting, either in person or by proxy, the six nominees for director receiving the highest number of votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have an effect on the outcome of the vote.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

Director-Nominees

        The table below sets forth our director-nominees to be elected at this meeting, and information concerning their age and background:

Name	Age	Position
Manny Mashouf	65	Chairman of the Board of Directors and Chief Executive Officer
Neda Mashouf	40	Director and General Merchandising Manager of Design—BEBE SPORT
Barbara Bass	52	Director
Cynthia Cohen	50	Director
Corrado Federico	62	Director
Caden Wang	51	Director

        Manny Mashouf founded bebe stores, inc. and has served as Chairman of the Board and Chief Executive Officer since our incorporation in 1976. Mr. Mashouf is the husband of Neda Mashouf, General Merchandising Manager of Design—BEBE SPORT.

        Neda Mashouf has served as a director since June 1985 and as an employee since 1984. Since August 2003, Ms. Mashouf has served as General Merchandise Manager of Design—BEBE SPORT. Ms. Mashouf is the wife of Manny Mashouf, Chairman of the Board and Chief Executive Officer.

        Barbara Bass has served as a director since February 1997. Since 1993, Ms. Bass has served as the President of the Gerson Bakar Foundation, a charitable organization. From 1989 to 1992, Ms. Bass served as President and Chief Executive Officer of the Emporium Weinstock Division of Carter Hawley Hale Stores, Inc., a department store chain. Ms. Bass also serves on the Board of Directors of Starbucks Corporation and DFS Group Limited.

        Cynthia R. Cohen is a director-nominee. Ms. Cohen is founder and President of Strategic Mindshare, a strategic management consulting firm. She is also a director of Office Depot, The Sports Authority, and Hot Topic, all publicly traded companies, as well as, several privately held companies. Prior to founding Strategic Mindshare in 1990, she was a Partner in Management Consulting with Deloitte & Touche. Ms. Cohen serves on the Executive Advisory Board for the Center for Retailing Education and Research at the University of Florida and is Chairman of the Strategic Mindshare Foundation, a philanthropic organization.

        Corrado Federico has served as a director since November 1996. Mr. Federico is President of Solaris Properties, a real estate firm, and has served as the President of Corado, Inc., a land development firm, since 1991. From 1986 to 1991, Mr. Federico held the position of President and Chief Executive Officer of Esprit de Corp, Inc., a wholesaler and retailer of junior and children's apparel, footwear and accessories. Mr. Federico also serves on the Board of Directors of Hot Topic, Inc.

        Caden Wang has served as a director since October 2003. Mr. Wang is currently an affiliate of Jackson Hole Group, a consulting company. From 1999 to 2001, Mr. Wang served as Executive Vice President and Chief Financial Officer of LVMH Selective Retailing Group, which included various international retail holdings such as DFS, Sephora, and Miami Cruiseline Services. Mr. Wang previously also served as the Chief Financial Officer for DFS, Gumps, and Cost Plus. Mr. Wang is a Certified Public Accountant.

Board Meetings

        During the fiscal year ended June 30, 2003, the Board of Directors held seven meetings. Each director serving on the Board of Directors in fiscal year 2002 attended at least 75% of such meetings of the Board of Directors and the Committees on which he or she serves.

Audit Committee

        The members of the Audit Committee during fiscal 2003 were Robert Jaffe, Barbara Bass and Corrado Federico. Mr. Jaffe resigned from the Audit Committee on October 19, 2003 and the Board of Directors appointed Caden Wang to the Audit Committee on October 20, 2003. The Board of Directors designated Mr. Jaffe as the Audit Committee financial expert during his tenure with the Audit Committee and has designated Mr. Wang as the Audit Committee financial expert effective as of October 20, 2003. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing and reporting to the Board of Directors on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company's compliance with legal and regulatory requirements. The Audit Committee also reviews the qualifications, independence and performance, and reviews and approves the fee arrangements and terms of engagement of the Company's independent auditors, including any non-audit services that may be performed by them, and prepares any reports required of the Audit Committee under rules of the Securities and Exchange Commission. During fiscal year 2003, the Audit Committee adopted a revised audit committee charter which is attached to this Proxy Statement as Appendix A. During the fiscal year ended June 30, 2003, the Audit Committee held six meetings.

        All members of the Audit Committee are independent for purposes of the rules of The Nasdaq National Stock Market.

        For additional information concerning the Audit Committee, see "Report of the Audit Committee."

Compensation and Management Development Committee, Interlocks and Insider Participation

        The members of the Compensation and Management Development Committee during fiscal 2003 were Barbara Bass, Corrado Federico, Robert Jaffe and Daniel Wardlow. Mr. Jaffe resigned from the Compensation and Management Development Committee on October 19, 2003. The primary purpose of the Compensation and Management Development Committee is to discharge the Board of Directors' responsibilities relating to compensation and benefits of the Company's executive officers, director level and more senior positions within the Company, and to oversee and approve the Company's compensation policies and practices. In carrying out these responsibilities, the Compensation and Management Development Committee reviews all components of executive officer and director compensation for consistency with the Compensation and Management Development Committee's compensation philosophy as in effect from time to time. In addition, the Compensation and Management Development Committee is responsible for overseeing the development and implementation of management development plans and succession practices to ensure that the Company has sufficient management depth to support its continued growth and the talent needed to execute long term strategies even in the event that one or more members of senior management retire or otherwise leave the Company. During the fiscal year ended June 30, 2003, the Compensation and Management Development Committee held one meeting.

        During fiscal 2003, none of our executive officers and no member of our Compensation and Management Development Committee served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation and Management Development Committee.

        For additional information concerning the Compensation and Management Development Committee, see "REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION."

Nominating and Corporate Governance Committee

        The members of the Nominating and Corporate Governance Committee during fiscal 2003 were Robert Jaffe, Barbara Bass and Corrado Federico. Mr. Jaffe resigned from the Nominating and Corporate Governance Committee on October 19, 2003. The primary responsibilities of the Nominating and Corporate Governance Committee are to identify individuals qualified to become members of our Board of Directors, recommend to our Board of Directors director nominees for each election of directors, develop and recommend to the Board of Directors criteria for selecting qualified director candidates, consider committee member qualifications, appointment and removal, recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and provide oversight in the evaluation of the Board of Directors and each of its committees. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended June 30, 2003.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE BEBE STORES, INC.
1997 STOCK PLAN, AS AMENDED, TO INCLUDE 162(m) PROVISION

        Our shareholders have previously approved the 1997 Stock Plan (the "1997 Plan"), under which employees, consultants and members of the Board of Directors may be granted stock options, stock purchase rights and restricted stock units to acquire shares of Common Stock. The shareholders now are being asked to approve certain provisions of the 1997 Plan solely for the purpose of preserving our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain awards that may be granted in the future under the 1997 Plan.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this limit. To enable compensation in connection with stock option awards granted under the 1997 Plan to qualify as "performance-based" within the meaning of Section 162(m), the grant of such stock option awards must be made by a compensation committee of the Board of Directors comprised solely of two or more "outside directors," as defined by Section 162(m), the compensation an employee could receive in connection with such awards must be based solely on an increase in the value of the common stock after the date of grant, and the 1997 Plan must state the maximum number of shares for which such stock option awards may be granted to any employee during a specified period. In addition, compensation related to such awards will qualify as performance-based only if the shareholders approve the class of employees eligible to receive such awards and the limit on the maximum number of shares for which such stock option awards may be granted to an employee.

        The Board of Directors believes that it is in the best interests of the Company and its shareholders to continue to preserve the ability of the Company to deduct in full compensation related to awards granted under the 1997 Plan. Therefore, solely for the purpose of qualifying such compensation as performance-based under Section 162(m) of the Code, the shareholders are asked to approve the following provisions of the 1997 Plan (the "Section 162(m) Qualifying Provisions"):

  •
  All employees of the Company or any parent or subsidiary corporation of the Company are eligible to be granted stock option awards under the 1997 Plan.

  •
  No participant may receive under the 1997 Plan a stock option award for more than 400,000 shares of Common Stock in the aggregate per calendar year, provided that this limit will be appropriately adjusted for stock splits, stock dividends and similar changes to the Company's capital structure (the "Grant Limit").

Summary of the 1997 Plan

        The following is a summary of the principal features of the 1997 Plan, incorporating the amendments sought by Proposal No. 2 and Proposal No. 3 set forth in this Proxy Statement. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company. A copy of the 1997 Plan is included as Appendix A to this Proxy Statement.

        Authorized Shares.    The shareholders have previously authorized the reservation of an aggregate of 4,330,000 shares, and pursuant to Proposal No. 3 contained herein, such reserve is being proposed to be increased by 1,000,000 shares to a total of 5,330,000 shares. If any outstanding award expires, terminates or is canceled, or if shares acquired pursuant to an award are repurchased by the Company, the expired or repurchased shares are returned to the 1997 Plan and again become available for grant. However, no more than 5,330,000 shares will be available under the 1997 Plan for issuance upon the exercise of incentive stock options, as defined in Section 422 of the Code, regardless of whether any of such shares are subsequently repurchased. Appropriate adjustments will be made to the number of shares reserved under the 1997 Plan, the share limit affecting incentive stock options, the proposed Grant Limit and the number of shares and exercise price under each outstanding award in the event of any stock dividend, combination or consolidation, recapitalization, a spin-off, a reclassification or similar change in our capital structure. As of June 30, 2003, awards to purchase 1,661,279 shares of common stock granted pursuant to the 1997 Plan had been issued or exercised, there were 2,005,479 shares outstanding, and there remained 663,242 shares of common stock available for future grants under the 1997 Plan.

        Grant Limit.    In order to preserve the Company's ability to deduct compensation related to stock options granted under the 1997 Plan, the Board of Directors has amended the 1997 Plan, subject to shareholder approval, to provide that no employee or prospective employee may be granted a stock option award for more than 400,000 shares in any fiscal year. This Grant Limit is intended to permit compensation received by certain executive officers in connection with options granted under the plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Performance-based compensation is not counted toward the limit on the amount of executive compensation that public companies are permitted to deduct for federal income tax purposes under Section 162(m).

        Administration.    The 1997 Plan will be administered by the Board of Directors or the Compensation and Management Development Committee, which, in the case of awards intended to qualify for performance-based compensation treatment under Section 162(m), must be comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this discussion, the term "Board of Directors" refers to either the Board of Directors or such committee.) Subject to the provisions of the 1997 Plan, the Board of Directors will determine the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each award, the purchase price and the type of consideration to be paid to upon the exercise of each award, the time of expiration of each award, and all other terms and conditions of the awards. The Board of Directors may amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the exercisability or vesting of any award. The Board of Directors has the authority to interpret the provisions of the 1997 Plan and awards granted thereunder, and any such interpretation by the Board of Directors will be binding.

        Eligibility.    Stock options, stock purchase rights and restricted stock unit awards may be granted under the 1997 Plan to employees, outside directors and consultants of the Company or any parent or subsidiary of the Company. In addition, these awards may be granted to prospective service providers in connection with written offers of employment. As of June 30, 2003, we had approximately 2400 employees, including six executive officers and four outside directors who would be eligible under the 1997 Plan. While any eligible person may be granted nonstatutory stock options, only employees may be granted incentive stock options.

        Terms and Conditions of Options.    Each option granted under the 1997 Plan will be evidenced by a written agreement between the Company and the optionee, specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 1997 Plan. Incentive stock options must have an exercise price that is not less than the fair market value of a share of our Common Stock on the date of grant, while nonstatutory stock options must have an exercise price that is not less than 85% of such fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "10% Shareholder") must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. The closing price of our Common Stock as reported on The Nasdaq National Market on June 30, 2003 was $19.11 per share.

        The 1997 Plan provides that the option exercise price may be paid in cash, by check, past services rendered to the Company, any parent or subsidiary, or by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option. No option may be exercised unless the optionee has made adequate provision for the satisfaction of federal, state, local and foreign taxes, if any, relating to the exercise of the option.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Board of Directors. The maximum term of an option granted under the 1997 Plan is 10 years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. Subject to the term of the option, an option generally will remain exercisable for three months following the optionee's termination of service, except that if service terminates as a result of the optionee's death or disability, the option generally will remain exercisable for twelve or six months, respectively, or if service is terminated for cause, the option will terminate immediately.

        Incentive stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the 1997 Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement.

        Stock Purchase Rights.    Each stock purchase right granted under the 1997 Plan will be evidenced by a written agreement between the Company and the purchaser. The purchase price for shares issuable under a stock purchase right will be established by the Board of Directors in its sole discretion but must have a purchase price that is not less than 85% of the fair market value of the shares. Any right to acquire shares pursuant to a stock purchase right automatically expires within thirty days after the grant of such right. Stock purchase rights may be granted by the Board of Directors subject to such restrictions for such periods as determined by the Board of Directors and set forth in a written agreement between the Company and the purchaser, and the shares acquired pursuant to the award may not be sold or otherwise transferred until the restrictions lapse or are terminated. The purchaser must make adequate provisions for the satisfaction of federal, state, local or foreign taxes, if any, relating to the exercise of the stock purchase right.

        Restricted Stock Units.    Each restricted stock unit granted under the 1997 Plan will be evidenced by a written agreement between the Company and the participant. A restricted stock unit is a bookkeeping entry representing a right granted to a participant to receive a share of stock on a date determined in accordance with the provisions of the 1997 Plan and restricted stock unit agreement. No monetary payment will be required as a condition of receiving a restricted stock unit award, the consideration for which will be past services rendered to the Company, a parent or subsidiary, or for its benefit. Restricted stock unit awards may be granted by the Board of Directors subject to such restrictions, including vesting conditions, for such periods as determined by the Board of Directors and set forth in a restricted stock unit agreement between the Company and the participant. The participant will not have voting rights with respect to the shares of stock represented by restricted stock units until the date of issuance of such shares. If the participant's service with the Company terminates, the participant shall forfeit to the Company any restricted stock units which remain subject to vesting or other conditions as of that date. The Company shall issue to participant as soon as practicable following termination of service, a number of whole shares of stock equal to the number of whole restricted stock units as set forth in the restricted stock unit agreement which are no longer subject to vesting or other conditions. Prior to issuance of the stock in settlement of a restricted stock unit award, the award is nontransferable other than by will or by the laws of descent and distribution.

        Change in Control.    The Plan defines a "Change in Control" of the Company as any of the following events (or series of related events) in which the stockholders of the Company immediately prior to the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding voting securities of the Company or the entity to which the assets of the Company were transferred: (i) the direct or indirect sale or exchange by the stockholders of all or substantially all of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume all outstanding options, stock purchase rights and restricted stock units or substitute substantially equivalent options or rights for its stock. If the outstanding options, stock purchase rights and restricted stock units are not assumed or replaced, then all unexercised and unvested portions of such outstanding awards will become immediately exercisable and vested in full. Any stock options, stock purchase right or restricted stock unit which are not assumed in connection with a Change in Control or exercised prior to the Change in Control will terminate effective as of the time of the Change in Control. In addition, the Committee may provide in any stock purchase right agreement for the acceleration of vesting of the award effective as of the date of the Change in Control.

        Termination or Amendment.    The 1997 Plan will continue in effect until the earlier of its termination by the Board of Directors or the date on which all shares available for issuance under the 1997 Plan have been issued and all restrictions on such shares under the terms of the 1997 Plan and the agreements evidencing awards granted under the plan have lapsed, provided that all incentive stock options must be granted within 10 years following the date on which the Board of Directors adopted the 1997 Plan. The Board of Directors may terminate, suspend or amend the 1997 Plan at any time. However, without shareholder approval, the Board of Directors may not amend the 1997 Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require shareholder approval under any applicable law. No termination or amendment may affect an outstanding award unless expressly provided by the Board of Directors, nor, in any event, may it adversely affect an outstanding award without the consent of the optionee, unless the amendment is necessary to comply with any applicable law.

Summary of Federal Income Tax Consequences of the 1997 Plan

        The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 1997 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

        Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the date of option exercise and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participant s subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

        Stock Purchase Rights.    A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the "determination date" (as defined below) and their purchase price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock Units.    A participant generally will recognize no income upon the grant of a restricted stock unit award. Upon the settlement of such award, a participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the settlement date, except to the extent such deduction is limited by applicable provisions of the Code.

Options Granted to Certain Persons

        The aggregate numbers of shares of common stock subject to options granted to certain persons under the 1997 Plan as of June 30, 2003 and since its inception are as follows: (i) Manny Mashouf, Chairman of the Board and Chief Executive Officer, no shares; (ii) Neda Mashouf, General Merchandising Manager of Design, BEBE SPORT, no shares; (iii) John Kyees, Chief Financial Officer, 200,000 shares; (iv) Paul Mashouf, Vice President of Sourcing, 97,800 shares; (v) Ferrell Ostrow, Vice President of Stores, 180,000 shares; (vi) Michelle Perna, Vice President of Human Resources, 65,000 shares, (vii) all current executive officers as a group, an aggregate of 542,800 shares; (viii) all current directors who are not executive officers as a group, an aggregate of 540,532 shares; and (ix) all employees, including current officers who are not executive officers, as a group, an aggregate of 5,123,465 shares. Since its inception, no awards have been granted under the 1997 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of awards granted under the 1997 Plan.

Vote Required and Board Of Directors' Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the annual meeting of shareholders, as well as the affirmative or negative vote of a quorum representing a majority of all issued and outstanding shares of the Company's Common Stock, either in person or by proxy. Abstentions and broker non-votes will not be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

        THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO AMEND THE 1997 STOCK PLAN IN ORDER TO PRESERVE THE COMPANY'S ABILITY TO DEDUCT IN FULL CERTAIN PLAN RELATED COMPENSATION UNDER SECTION 162(m) OF THE INTERNAL REVENUE CODE.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE BEBE STORES, INC.
1997 STOCK PLAN, AS AMENDED TO INCREASE AUTHORIZED NUMBER OF SHARES

        The Company's shareholders have previously approved the reservation of 4,330,000 shares of the Company's common stock for issuance to employees, consultants, and outside directors under the 1997 Plan. As of June 30, 2003, only 663,242 shares remained available for the future grant of stock options, stock purchase rights and restricted stock units under the 1997 Plan, a number that the Board of Directors believes to be insufficient to meet the Company's anticipated needs. Therefore, to enable the Company to continue to provide long-term equity incentives, the Board of Directors has unanimously adopted, subject to shareholder approval, an amendment to increase the maximum number of shares of common stock issuable under the 1997 Plan by 1,000,000 shares to an aggregate of 5,330,000 shares to ensure that the Company will continue to have available a reasonable number of shares for its stock program.

        The Board believes that the Company's 1997 Plan is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the shareholders. Because the Company expects to continue to increase the number of employees and other service providers, and competition to attract and retain highly qualified individuals in the Company's industry and geographic region are intense, management believes that the Company must offer a competitive stock program as an essential component of its compensation packages. The Board of Directors further believes that stock serves an important role in motivating their employee shareholders to contribute to the Company's continued progress. The proposed amendment is intended to ensure that the 1997 Plan will continue to have available a reasonable number of shares to meet these needs.

        Accordingly, the Board of Directors believes that approval of this proposal is in the best interest of the Company and its shareholders.

Summary of the 1997 Plan

        A summary of the principal features of the 1997 Plan is available at Proposal No. 2 herein. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company.

Vote Required and Board Of Directors' Recommendation

        The affirmative vote of a majority of the votes cast on the proposal, at the annual meeting at which a quorum representing a majority of all outstanding shares of common stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of this vote. The Board of Directors believes that the proposed amendment of the 1997 Plan is in the best interests of the Company and its shareholders for the reasons stated above.

        THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY RESERVED FOR ISSUANCE UNDER THE 1997 STOCK PLAN FROM 4,330,000 SHARES TO 5,330,000 SHARES.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Our Board of Directors has selected Deloitte & Touche LLP as independent auditors to audit our financial statements for the fiscal year ending June 30, 2004. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to us for the fiscal years ended June 30, 2002 and June 30, 2003 by our principal accounting firm, Deloitte & Touche LLP:

	2002	2003
Audit Fees	$168,900	$203,900
Audit Related Fees	$20,000	$0
Tax Fees	$186,600	$696,951
All Other Fees	$0	$0
Total	$375,500	$900,851

        Fees billed to us by Deloitte & Touche LLP during the year ended June 30, 2003 for "Tax Fees" related primarily to tax planning and tax compliance. Our Audit Committee has considered the role of Deloitte & Touche LLP in providing non-audit services to us and has concluded that such services are compatible with maintaining Deloitte & Touche LLP's independence as our auditors.

        The Audit Committee approves in advance the engagement of Deloitte & Touche LLP for all audit and non-audit services to be performed by Deloitte & Touche LLP.

Vote Required and Board of Directors' Recommendation

        The affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have an effect on the outcome of the vote.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS BEBE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of August 31, 2003, with respect to the beneficial ownership of our common stock by (i) all persons known by us to be the beneficial owners of more than 5% of our outstanding common stock, (ii) each of our directors and director-nominees, (iii) each of our executive officers named in the Summary Compensation Table below and (iv) all of our executive officers and directors as a group:

	Shares Owned(1)
Name and Address of Beneficial Owners(2)	Number of Shares	Percentage of Class
Manny Mashouf(3)	20,771,198	80.6%
Barbara Bass(4)	229,750	*
Cynthia Cohen	0	*
Corrado Federico(5)	244,750	*
Robert M. Jaffe(6)	50,000	*
Neda Mashouf(7)	20,771,198	80.6%
Caden Wang	0	*
Daniel L. Wardlow(8)	7,900	*
John Kyees(9)	200,346	*
Kathy Lee(10)	4,000	*
Ferrell Ostrow(11)	143,999	*
Michelle Perna(12)	65,735	*
Paul Mashouf(13)	70,804	*
All directors, director nominees and executive officers as a group (13 persons)(14)	21,788,482	84.6

*
Less than 1%

(1)
Number of shares beneficially owned and the percentage of shares beneficially owned are based on 25,759,149 shares outstanding as of August 31, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Options granted under bebe's 1997 Plan, as amended, are immediately exercisable subject to vesting and bebe's right of repurchase under certain circumstances. Shares of Common Stock subject to options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of such person, but are not deemed to be outstanding or to be beneficially owned for the purpose of computing the percentage of ownership of any other person. Except as indicated in the footnotes to the table and subject to applicable community property laws, based on information provided by the persons named in the table, we believe that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
The address of each beneficial owner of 5% or more of our common stock is c/o bebe stores, inc., 400 Valley Drive, Brisbane, California 94005.

(3)
Includes 106,000 shares held in trusts for the benefit of Mr. Mashouf's children, as to which he disclaims beneficial ownership, and 20,421,192 owned jointly by Mr. Mashouf and his wife Neda Mashouf.

(4)
Includes 142,750 vested options, all of which can be exercised within 60 days of August 31, 2003 and are not subject to our repurchase, and 87,000 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions.

(5)
Includes 157,750 vested options, all of which can be exercised within 60 days of August 31, 2003 and are not subject to our repurchase, and 87,000 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions.

(6)
Includes 50,000 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions.

(7)
Includes 244,006 shares held in the name of Ms. Mashouf's husband and 106,000 shares held by trusts for the benefit of her children, as to which Ms. Mashouf disclaims beneficial ownership. Also includes 20,421,192 owned jointly by Ms. Mashouf and her husband Manny Mashouf.

(8)
Includes 7,500 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions.

(9)
Includes 63,333 vested options, all of which can be exercised within 60 days of August 31, 2003 and are not subject to our repurchase, and 136,667 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions.

(10)
Ms. Lee left the Company on May 16, 2003.

(11)
Includes 88,812 vested options all of which can be exercised within 60 days of August 31, 2003 and are not subject to our repurchase, and 46,187 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions.

(12)
Includes 28,671 shares owned by Ms. Perna's husband. Also includes 28,671 vested options all of which can be exercised within 60 days of August 31,2003 and are not subject to our repurchase, and 36,329 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions.

(13)
Includes 14,181 vested options all of which can be exercised within 60 days of August 31, 2003 and are not subject to our repurchase, 39,451 unvested, immediately exercisable options that remain subject to our right of repurchase under certain conditions, and 867 vested options held by his wife and all of which can be exercised within 60 days of August 31, 2003 and are not subject to our repurchase.

(14)
Includes an aggregate of 1,083,332 options held by the directors and officers. Of the 1,083,332 options, 495,497 are vested. The balance of 587,835 will not be vested within 60 days of August 31, 2003, and are therefore subject to our right of repurchase under certain circumstances.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table sets forth information for the fiscal years ended June 30, 2003, 2002 and 2001 concerning the compensation of our Chief Executive Officer and our four other most highly compensated executive officers, whose total salary and bonus for the year ended June 30, 2003 exceeded $100,000 for services in all capacities to bebe and our subsidiaries (the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

						Long Term Compensation
						Awards
	Annual Compensation
Name and Principal Position						Securities Underlying Options	All Other Compensation
	Year	Salary		Bonus(1)
Manny Mashouf Chief Executive Officer	2003 2002 2001	$480,769 500,000 507,000	(2)	$	— — —	— — —	$4,142 27,213 30,720	(3) (4) (3)
John Kyees Chief Financial Officer	2003 2002 2001	300,000 92,308	(6)		— 46,154 —	— 200,000 —	24,106 3,630	(5) (7)
Neda Mashouf General Merchandising Manager of Design—BEBE SPORT	2003 2002 2001	214,423 157,692 100,000	(8) (9)		— — —	— — —	423 2,264 2,155	(3) (3) (3)
Ferrell Ostrow Vice President of Stores and Loss Prevention	2003 2002 2001	172,356 158,000 142,000			20,000 32,000 15,000	60,000 25,000 20,000	2,418 — 2,100	(3) (10)
Michelle Perna Vice President of Human Resources	2003 2002 2001	174,113 164,000 98,000			— 10,000 22,000	5,000 10,000 50,000	2,504 — —	(3)
Former Executive Officer:
Kathy Fong Lee General Merchandising Manager	2003 2002 2001	174,711 177,000 159,000	(11)		— 31,000 29,000	— 5,000 25,000	10,388 — 2,100	(12) (10)

(1)
Bonuses are based on the Company's Bonus Plan (the "Bonus Plan"). Bonuses are reflected in the Fiscal Year in which they were earned. See "REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION."

(2)
Reflects a 20% reduction in salary from April 13, 2003 through the end of the fiscal year. In April 2003, Mr. Mashouf requested a 20% reduction in his salary until the Company achieved its goal of three consecutive months of positive comparable store sales. Mr. Mashouf's annual salary was restored in full in August 2003 when this goal was achieved.

(3)
Includes matching contribution to 401(k) plan and life insurance premiums.

(4)
Represents life insurance premiums.

(5)
Includes $23,086 in relocation costs and life insurance premiums

(6)
Mr. Kyees joined the Company in March 4, 2002.

(7)
Represents relocation costs.

(8)
Reflects July 2002 increase in Ms. Mashouf's annual salary to $225,000. Includes a 20% reduction in salary from April 13, 2003 through the end of the fiscal year. In April 2003, Ms. Mashouf requested a 20% reduction in her salary until the Company achieved its goal of three consecutive months of positive comparable store sales. Ms. Mashouf's annual salary was restored in full in August 2003 when this goal was achieved.

(9)
In November 2001, Ms. Mashouf's annual salary was increased to $200,000.

(10)
Represents a matching contribution to 401(k) plan.

(11)
Ms. Lee left the Company on May 16, 2003.

(12)
Includes matching contribution to 401(k) plan, life insurance premiums and transition pay.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides the specified information concerning grants of options to purchase our Common Stock made during the fiscal year ended June 30, 2003, to the Named Executive Officers.

Individual Grants in Fiscal 2003
Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Percent of Total Options Granted to Employees in Fiscal Year(3)
Number of Securities Underlying Options Granted (#)(2)
Name				Exercise or Base Price ($/sh)(4)	Expiration Date	5%($)	10%($)
Manny Mashouf	—		—	—	—	—	—
John Kyees	—		—	—	—	—	—
Neda Mashouf	—		—	—	—	—	—
Ferrell Ostrow	1,751 8,249 8,883 41,117	(5) (5) (6) (6)	0.1744 0.8216 0.8847 4.0952	17.40 17.40 14.06 14.06	7/31/12 7/31/12 4/14/13 4/14/13	19,161 90,267 78,546 363,567	48,557 228,754 199,050 921,351
Michelle Perna	2,375 2,625	(5) (5)	0.2365 0.2614	17.40 17.40	7/31/12 7/31/12	25,989 28,725	65,861 72,794
Former Executive Officer: Kathy Fong Lee	—		—	—	—	—	—

(1)
Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2)
These options were granted under the 1997 Plan. Except as otherwise noted, the options granted under this plan are immediately exercisable, but unvested shares are subject to repurchase in the event that the optionee's employment with bebe ceases for any reason. For each employee's first option grant, our right of repurchase generally lapses over a four-year period, as to 1/5th of the shares one year from the grant date, 1/60th of the shares in each of the successive 12 months and 1/40th of the shares in each of the successive 24 months with full lapse of the repurchase option occurring on the fourth anniversary date. For each employee's subsequent option grant(s), our right of repurchase generally lapses over a four-year period, with 1/60th of the shares vesting monthly during the first two years from the date of grant and 1/40th of the shares vesting monthly during the third and forth years from the date of grant. The options have a 10-year term, subject to earlier termination in certain situations related to termination of employment.

(3)
Based on a total of 1,004,032 options granted to all eligible 1997 Plan participants during fiscal 2003.

(4)
All options were granted at an exercise price equal to the fair market value of our Common Stock on the date of grant, as determined by reference to the closing sales price as reported on the Nasdaq National Market on the date of grant.

(5)
These options are immediately exercisable, vest over a four year period from the date of grant and are subject to our right to repurchase.

(6)
These options are exercisable only to the extent vested and vest over a four year period from the date of grant.

AGGREGATED OPTION EXERCISES IN FISCAL 2003
AND FISCAL YEAR-END OPTION VALUES

        The following table provides the specified information concerning options to purchase Common Stock that were exercised in the fiscal year ended June 30, 2003 by the Named Executive Officers. The following table also provides the specified information concerning unexercised options held as of June 30, 2003, by the Named Executive Officers:

			Number of Securities Underlying Unexercised Options at June 30, 2003		Value of Unexercised In-the-Money Options at June 30, 2003(1)
Name	Shares Acquired on Exercise(2)	Value Realized(3)
			Exercisable(4)	Unexercisable	Exercisable(4)	Unexercisable
Manny Mashouf	—	—	—	—	—	—
John Kyees	0	$0	50,000	150,000	$0	0
Neda Mashouf	—	$—	—	—	$—	—
Ferrell Ostrow	0	$0	78,673	85,461	$129,425	348,838
Michelle Perna	0	$0	22,615	31,293	$74,141	94,321
Former Executive Officer: Kathy Fong Lee	0	$0	13,597	0	$62,996	0

(1)
Calculated by determining the difference between the fair market value of the securities underlying the option on June 30, 2003 of $19.11, the closing price on the last trading day of the fiscal year as reported by the Nasdaq National Market, and the exercise price of the Named Executive Officer's option grant which is below the fair market value. The options in grants that are above the fair market value are not included in the calculation.

(2)
"Shares Acquired on Exercise" includes all shares underlying the option, or portion of the option, exercised, without deducting shares withheld to satisfy tax obligations sold to pay the exercise price, or otherwise disposed of.

(3)
"Value Realized" is calculated by multiplying the difference between the market value (closing market price) at the exercise date and the exercise price by the number of shares acquired upon exercise. "Value of Unexercised In-the-Money Options" is calculated by multiplying the difference between the market value (closing market price) and the exercise price of each grant that is at or below the Fair Market Value by the number of options held at fiscal year end.

(4)
Under the 1997 Plan, unless otherwise specified by the Board or the Compensation and Management Development Committee, options granted are immediately exercisable subject to vesting and our right of repurchase under certain circumstances. For each employee's first option grant, our right of repurchase generally lapses over a four-year period, as to 1/5th of the shares one year from the grant date, 1/60th of the shares in each of the successive 12 months and 1/40th of the shares in each of the successive 24 months with full lapse of the repurchase option occurring on the fourth anniversary date. For each employee's subsequent option grant(s), our right of repurchase generally lapses over a four-year period, with 1/60th of the shares vesting monthly during the first two years from the date of grant and 1/40th of the shares vesting monthly during the third and forth years from the date of grant. See also "CHANGE IN CONTROL ARRANGEMENTS."

Employment Contracts and Change in Control Arrangements

        In the event of a Change in Control (as defined in the 1997 Plan), all options granted under the 1997 Plan become exercisable in full if (i) bebe is subject to a Change in Control, (ii) such options do not remain outstanding, (iii) such options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such options.

        We do not have employment agreements with any of our Named Executive Officers.

Non-Employee Director Compensation

        Our non-employee directors are paid a fee of $2,500 for each meeting of the Board of Directors that they attend. With respect to meetings of the Audit Committee, members are paid $1,250, with the chairman of such committee paid $2,500. Mr. Jaffe was paid $15,000 in fees for his services as a director and committee member. With respect to meetings of the Compensation and Management Development Committee, members are paid $1,250.00, with the Chairman of such committee paid $2,000. With respect to the Nominating and Corporate Governance Committee, members are paid $1,250, with the chairman of such committee paid $2,000. Upon joining the Board, Mr. Jaffe received a one-time grant of options to purchase 50,000 shares of our Common Stock, and Mr. Wardlow received a one-time grant of options to purchase 7,500 shares of our Common Stock. Each existing non-employee director will receive an annual grant of options to purchase 7,500 shares of our Common Stock. We also reimburse all directors for their expenses incurred in attending such meetings. In addition, in April 2003, each of our non-employee directors was granted a restricted stock unit for 2,133 shares. A restricted stock unit is a bookkeeping entry representing a right granted to a participant to receive a share of stock on a date determined in accordance with the provisions of the 1997 Plan and restricted stock unit agreement. No monetary payment was required as a condition of receiving the restricted stock unit award, and the shares will not be issued until the non-employee director terminates his or her service with us.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In December 2002, Manny Mashouf repaid approximately $120,000 in life insurance premiums to the Company that the Company had previously paid on his behalf.

        Except as disclosed above or otherwise disclosed in this proxy statement, during the fiscal year ended June 30, 2003, there was not, nor is there any currently proposed transaction or series of similar transactions to which bebe was or is to be a party in which the amount involved exceeds $60,000, and in which any executive officer, director or holder of more than 5% of any class of voting securities of bebe and members of that person's immediate family had or will have a direct or indirect material interest.

        We entered into indemnification agreements with each of the executive officers and directors. Such indemnification agreements require us to indemnify these individuals to the fullest extent permitted by law.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain two compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of our 1997 Plan and our 1998 Employee Stock Purchase Plan, which have been approved by shareholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of June 30, 2003:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by shareholders	2,005,479	15.73	1,281,643	(1)
Equity compensation plans not approved by shareholders	—	—	—
Total	2,005,479	15.73	1,281,643

(1)
Includes 618,401 shares that are reserved for issuance under our 1998 Employee Stock Purchase Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% shareholders were complied with and filed in a timely manner.

COMPARISON OF SHAREHOLDER RETURN

        The following graph compares the percentage change in bebe's cumulative total shareholder return on Common Stock with (i) Standard & Poor's 500 Stock Index ("S&P 500") and (ii) the Standard & Poor's Apparel & Accessories Index ("S&P Apparel Index") (1) from June 30, 1998 to June 30, 2003. The graph assumes an initial investment of $100 and reinvestment of dividends (2) The graph is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG BEBE STORES, INC., THE S & P 500 INDEX
AND THE S & P APPAREL, ACCESSORIES & LUXURY GOODS INDEX

*$100 invested on 6/30/98 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

	6/1998	6/1999	6/2000	6/2001	6/2002	6/2003
bebe stores, inc.	$100	$259.05	$63.81	$222.17	$154.59	$145.60
S&P500	$100	$122.76	$131.66	$112.13	$91.96	$92.19
S&P Apparel Index	$100	$70.83	$51.11	$74.03	$86.66	$78.81

(1)
Formerly known as the Standards & Poor's Textile/Apparel Index.

(2)
No dividends have been declared on bebe's Common Stock.

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation and Management Development Committee of the Board of Directors for fiscal 2003 consisted of the four non-employee directors of the Company, Ms. Bass, Mr. Federico, Mr. Jaffe and Mr. Wardlow.

        The primary purpose of the Compensation and Management Development Committee is to discharge the Board of Directors' responsibilities relating to compensation and benefits of the Company's executive officers and director level and more senior positions, and to oversee and approve the Company's compensation policies and practices. In carrying out these responsibilities, the Compensation and Management Development Committee reviews all components of executive officer and director compensation for consistency with the Compensation and Management Development Committee's compensation philosophy as in effect from time to time. In addition, the Committee is responsible for overseeing the development and implementation of management development plans and succession practices to ensure that the Company has sufficient management depth to support its continued growth and the talent needed to execute long term strategies even in the event that one or more members of senior management retire or otherwise leave the Company.

        As of June 30, 2003, Manny Mashouf, John Kyees, Neda Mashouf, Ferrell Ostrow, Michelle Perna and Paul Mashouf were the executive officers of the Company.

Salary

        Salaries are set by the Compensation and Management Development Committee for each executive officer, including the Chief Executive Officer, within the range of salary for similar positions in other companies of similar size in the retail apparel industry, based on a number of available published surveys, which do not specifically identify companies, as adjusted for the Company's projected revenue levels and regional salary differences. Salaries generally are targeted at the median of salaries among comparable companies, although the salaries also are adjusted based on each officer's experience, tenure and prior performance. In preparing the performance graph set forth in the section entitled "COMPARISON OF SHAREHOLDER RETURN," the Company has selected Standard and Poor's Apparel & Accessories Index as its published industry index; however, the companies included in the Company's salary survey are not necessarily those included in this index, because companies in the index may not compete with the Company for executive talent, and companies which do compete for executive talent may not be publicly traded.

        The Chief Executive Officer annually evaluates the performance of the other executive officers, and recommends salary adjustments to the Compensation and Management Development Committee. The Compensation and Management Development Committee evaluates the individual performance of the executive officer and the financial performance of the Company for that fiscal year. Additionally, the Compensation and Management Development Committee places weight on the competitive employment situation in the Company's industry and geographic area in considering salary adjustments.

Incentive Compensation

        The Company maintains a Bonus Plan to reward certain employees of the Company for their participation in the Company's success and to provide incentive for such employees to continue to maximize the Company's profitability. Pursuant to the Bonus Plan, each employee receives an annual discretionary bonus equal to a certain percentage of his or her base salary if the Company meets certain levels of profitability targets for the fiscal year and if the individual meets or exceeds certain targeted goals that had been established during the fiscal year.

Stock Options

        The Company believes that employee equity ownership provides executive officers with significant additional motivation to maximize value for the Company's shareholders. Because the stock options are granted at the prevailing market price, the stock options will only have value if the Company's stock price increases over the exercise price. Therefore, the Compensation and Management Development Committee believes that stock options will serve to align the interests of executive officers closely with other shareholders because of the direct benefit executive officers receive through improved stock performance.

        The Compensation and Management Development Committee recommends to the Board of Directors stock option grants to the executive officers based on the achievement of individualized objectives and the financial performance of the Company. The size of grants is based upon relative seniority and responsibilities and the historical and expected contributions to the Company. Such grants are immediately exercisable, subject to the Company's right of repurchase that lapses over a four-year period.

Chief Executive Officer Compensation

        Salary.    The Compensation and Management Development Committee generally evaluates the performance and sets the salary of the Company's Chief Executive Officer on an annual basis. In assessing the annual salary of the Chief Executive Officer, the Compensation and Management Development Committee evaluates his performance and the financial performance of the Company for that fiscal year. Additionally, the Compensation and Management Development Committee reviews the competitive employment situation in the Company's industry and geographic area in considering salary adjustments. During fiscal 2003, the Chief Executive Officer voluntarily took a 20% reduction in salary until the Company achieved three consecutive months of positive comparable store sales.

        Incentive Compensation.    Because the Company did not meet the mid-level profitability targets specified in the Profit Sharing Plan, Mr. Mashouf did not receive incentive compensation at the end of fiscal 2003.

        Stock Options.    Because Mr. Mashouf beneficially owns a substantial amount of the Company's outstanding shares of Common Stock, the Compensation Committee did not grant Mr. Mashouf any options to purchase additional shares of Common Stock.

Section 162(m) of the Internal Revenue Code

        The Company has considered the provisions of Section 162(m) of the Internal Revenue Code of 1986, and related Treasury Department regulations, which restrict deductibility of executive compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the Company's stockholder-approved 1997 Plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are non-employee directors and have an exercise price no less than the fair market value of the shares on the date of grant. We expect that the Compensation and Management Development Committee will continue to be comprised of non-employee directors, and that to the extent such committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Compensation and Management Development Committee does not believe that in general other components of the Company's compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation and Management

Development Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation and Management Development Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Respectfully submitted by the Compensation and Management Development Committee,

Barbara Bass
Corrado Federico
Robert Jaffe*
Daniel Wardlow

* Mr. Jaffe resigned from the Compensation and Management Development Committee on October 19, 2003.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the quality of our financial statements and our financial reporting on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, maintaining appropriate accounting and financial reporting principles and policies and the reporting process, including internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Deloitte & Touch LLP, the Company's independent auditors, is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States. Members of the Audit Committee are not full-time employees of bebe and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting and auditing. It is not the duty or responsibility of the Audit Committee or its members to conduct any type of auditing or accounting review or procedure, and each member of the Audit Committee relies on the integrity of those persons and organizations within and outside bebe from whom it receives information and the accuracy of the financial and other information provided to the Audit Committee.

        The Audit Committee consists of three (3) directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq National Stock Market. In fiscal 2003, the Audit Committee revised the Audit Committee charter to reflect new rules and standards set form in SEC regulations and proposed changes to the Nasdaq listing standards. A copy of the revised Audit Committee Charter is attached to this proxy statement as Appendix A.

        The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed as required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the auditors matters that may impact their objectivity and independence, including a review of both audit and non-audit fees, and satisfied itself as to the auditors' independence.

        The Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP the audited financial statements. The Audit Committee has met with Deloitte & Touche LLP, with and without management present, to discuss the overall scope of Deloitte & Touche LLP's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Respectfully submitted by the Audit Committee,

Barbara Bass
Corrado Federico
Robert Jaffe*

* Mr. Jaffe resigned from the Audit Committee on October 19, 2003.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included in our proxy materials for the 2004 annual meeting, we must receive the proposal at our principal executive offices, addressed to the Secretary, not later than June 30, 2004. In addition, stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal in compliance with the requirements set forth in our Amended and Restated Bylaws, addressed to the Secretary at our principal executive offices, not later than June 30, 2004.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,
Manny Mashouf Chairman of the Board of Directors and Chief Executive Officer
Brisbane, California November 7, 2003

APPENDIX "A"

bebe stores, inc.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.     STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of bebe stores, inc. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company's compliance with legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company's independent auditor and have prepared and approve any reports required of the Committee under rules of the Securities and Exchange Commission ("SEC").

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate special investigations, and, hire special legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of The Nasdaq Stock Market. In addition, the Committee shall not include any member who:

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  accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

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  is an executive officer of the Company, or beneficially owns or controls, directly or indirectly, more than 10% of the Company's outstanding common stock or is otherwise an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The Nasdaq Stock Market.

        Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities. At least one member shall be an audit committee financial expert as determined by the Board in accordance with the rules of the SEC. No Committee member shall simultaneously serve on the audit committee of more than three public companies without prior disclosure to the Committee and the Board and an affirmative determination by the Board that such service does not impair the ability of such member to serve effectively on the Committee, which determination shall be disclosed in the annual proxy statement.

        The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate, but no less than annually. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.   COMMITTEE AUTHORITY AND RESPONSIBILITIES

        To fulfill its responsibilities and duties, the Committee shall:

        A.    Oversight of the Company's Independent Auditor

        1.     Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

        2.     Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

        3.     Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor's quality-control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and report to the Board on its conclusions, together with any recommendations for additional action.

        4.     Consult with the independent auditor to and assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

        5.     Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such polices and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee's responsibilities hereunder, and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of subsections (x) and (y) above.

        6.     Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

        7.     Approve as necessary the termination of the engagement of the independent auditor.

        8.     Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

        9.     Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the auditor's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company's management.

        10.   Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

        B.    Review of Financial Reporting, Policies and Processes

        1.     Review, discuss with management and approve the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

        2.     Review, discuss with management and approve the independent auditor the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's periodic reports.

        3.     Review, discuss and approve earnings press releases and other information provided to securities analysts and rating agencies, including any "pro forma" or adjusted financial information.

        4.     Periodically meet separately with management and with the independent auditor.

        5.     Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        6.     Review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), review annually with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation and, require any such changes to be implemented.

        7.     To the extent that it deems appropriate, review with management its evaluation of the Company's procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports ("Disclosure Controls"), and require any changes be implemented that may be appropriate in light of management's evaluation of the effectiveness of such Disclosure Controls.

        8.     Review, discuss with management and the independent auditor, and approve any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

        9.     Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations. Approve any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

        10.   Review any analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of alternative GAAP methods on the financial statements.

        11.   Review any special audit steps adopted in light of material control deficiencies.

        C.    Risk Management, Related Party Transactions, Legal Compliance and Ethics

        1.     Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

        2.     Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

        3.     Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

        4.     Consider and present to the Board for adoption a Code of Ethics for the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, which meets the requirements of Item 406 of the SEC's Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics.

        5.     Consult with the Board regarding its consideration of a Code of Business Conduct and Ethics applicable to all employees and directors and required by the rules of, and adopt procedures for monitoring and enforcing compliance with such Code of Business Conduct.

        6.     As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company's Code of Ethics or the Company's Code of Business Conduct and Ethics, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

        7.     Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

        8.     Review with the Company's general counsel and report to the Board on litigation, material government investigations and compliance with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

        9.     Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

        10.   Develop and implement an annual performance evaluation of the Committee

        11.   Regularly report to the Board on the Committee's activities, recommendations and conclusions.

        12.   Review and reassess the Charter's adequacy as appropriate.

bebe stores, inc.
1997 STOCK PLAN

        1.     Establishment and Purpose.

        The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides for the direct award or sale of Shares, the grant of Options to purchase Shares and the grant of Restricted Stock Units. Options granted under the Plan may include Nonstatutory Options ("NSOs") as well as Incentive Stock Options ("ISOs") intended to qualify under Section 422 of the Code.

        Capitalized terms are defined in Section 13.

        2.     Administration.

        (a)    Committees of the Board of Directors.    The Plan may be administered by one or more Committees. Each Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

        (b)    Authority of the Board of Directors.    Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees, all Participants and all persons deriving their rights from a Purchaser, Optionee and Participant.

        (c)    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        (d)    Committee Complying with Section 162(m).    If the Company (or any Parent or Subsidiary) is a "publicly held corporation" within the meaning of Section 162(m), the Board of Directors may establish a committee of "outside directors" within the meaning of Section 162(m) to approve any grants under the Plan which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        3.     Eligibility and Award Limitation.

        (a)    General Rule.    Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options, the direct award or sale of Shares and the grant of Restricted Stock Units. For purposes of the foregoing sentence, "Employees," "Outside Directors" and "Consultants" shall include prospective Employees, prospective Outside Directors and prospective Consultants to whom Options or Shares are granted in connection with written offers of an employment or other service relationship with the Company (or any Parent or Subsidiary). Only Employees shall be eligible for the grant of ISOs.

        (b)    Ten-Percent Shareholders.    An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible to be granted an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, and (ii) the ISO, by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

        (c)    Section 162(m) Grant Limit.    Subject to adjustment as provided in Section 9(a), at any such time as the Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee or prospective Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than four hundred thousand (400,000) shares (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

        4.     Stock Subject to Plan.

        (a)    Basic Limitation.    The aggregate number of Shares that may be issued under the Plan (upon exercise of Options, Stock Purchase rights, Restricted Stock Units or other rights to acquire Shares) shall not exceed five million three hundred thirty thousand (5,330,000) Shares, subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b)    Additional Shares.    In the event that any outstanding Option, Stock Purchase right, Restricted Stock Units or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed Five million three hundred thirty thousand (5,330,000) Shares (subject to adjustment pursuant to Section 9).

        5.     Terms and Conditions of Stock Purchase Awards or Sales.

        (a)    Stock Purchase Agreement.    Each award or sale of Shares pursuant to Section 5 shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

        (b)    Duration of Offers and Nontransferability of Rights.    Any right to acquire Shares pursuant to Section 5 shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company in writing. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

        (c)    Purchase Price.    The Purchase Price of Shares to be offered pursuant to Section 5 shall not be less than 85% of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

        (d)    Withholding Taxes.    As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

        (e)    Restrictions on Transfer of Shares and Vesting.    Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

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        (f)    Accelerated Vesting.    Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control and (ii) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

        6.     Terms and Conditions of Options.

        (a)    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b)    Number of Shares.    Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

        (c)    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of an NSO shall not be less than 85% of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

        (d)    Withholding Taxes.    As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e)    Exercisability.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

        (f)    Accelerated Vesting and Exercisability.    Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable and vested in full if (i) the Company is subject to a Change in Control, (ii) such Options are not assumed by the surviving corporation or its parent and (iii) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options. Any options which are not assumed or substituted for in connection with the Change in Control shall, to the extent not exercised as of the date of the Change in Control, terminate and cease to be outstanding effective as of the date of the Change in Control.

        (g)    Basic Term.    The Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

        (h)    Nontransferability of ISOs.    No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made

3

subject to execution, attachment or similar process. Notwithstanding the foregoing, an NSO shall be assignable or transferable to the extent permitted by the Board of Directors and set forth in the Stock Option Agreement evidencing such Option.

        (i)    Termination of Service (Except by Death or for Cause).    Unless otherwise specified in the Stock Option Agreement, if an Optionee's Service terminates for any reason other than the Optionee's death or for Cause (as defined below), then the Optionee's Options shall expire on the earliest of the following occasions:

            (i)  The expiration date determined pursuant to Subsection (g) above;

           (ii)  The date three months after the termination of the Optionee's Service for any reason other than Disability; or

          (iii)  The date six months after the termination of the Optionee's Service by reason of Disability.

        The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

        (j)    Leaves of Absence.    For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

        (k)    Death of Optionee.    Unless otherwise specified in the Stock Option Agreement, if an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

            (i)  The expiration date determined pursuant to Subsection (g) above;

        or

           (ii)  The date 12 months after the Optionee's death.

        All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

        (l)    Termination for Cause.    Unless otherwise specified in the Stock Option Agreement, if an Optionee's Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service. Unless otherwise defined by the Optionee's Stock Option Agreement or contract of employment or service, for purposes of this Section 6(l) "Cause" shall mean any of the following: (1) the Optionee's theft, dishonesty, or falsification of any Company

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documents or records; (2) the Optionee's improper use or disclosure of a the Company's confidential or proprietary information; (3) any action by the Optionee which has a material detrimental effect on the Company's reputation or business; (4) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Optionee of any employment or service agreement between the Optionee and the Company, which breach is not cured pursuant to the terms of such agreement; (6) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Company; or (7) Optionee's conviction for a violation of any securities law.

        (m)    No Rights as a Shareholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

        (n)    Modification, Extension and Assumption of Options.    Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

        (o)    Restrictions on Transfer of Shares and Vesting.    Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

        7.     Terms and Conditions of Restricted Stock Units.

        (a)    Restricted Stock Units Agreement.    Each Restricted Stock Units award pursuant to Section 7 shall be evidenced by a Restricted Stock Units Agreement between the Participant and the Company. Such award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Restricted Stock Units Agreement. The provisions of the various Restricted Stock Units Agreements entered into under the Plan need not be identical.

        (b)    Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Units award, the consideration for which shall be services actually rendered to the Company, a Parent or Subsidiary, or for its benefit.

        (c)    Vesting.    Restricted Stock Units may or may not be made subject to vesting conditions based upon the satisfaction of such Service requirements, conditions or restrictions, as shall be established by the Board of Directors and set forth in the Restricted Stock Units Agreement.

        (d)    Voting.    Participant shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

        (e)    Effect of Termination of Service.    Unless otherwise provided by the Board of Directors in the grant of Restricted Stock Units and set forth in the Restricted Stock Units Agreement, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units which remain subject to vesting conditions as of the date of the Participant's termination of Service.

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        (f)    Settlement of Restricted Stock Unit Award.    The Company shall issue to the Participant as soon as practicable following the date of termination of the Participant's Service, a number of whole shares of Stock equal to the number of whole Restricted Stock Units as set forth in and subject to the Restricted Stock Units Agreement which are no longer subject to vesting conditions, subject to withholding of applicable taxes, if any.

        (g)    Accelerated Vesting and Settlement of Restricted Stock Unit Awards.    Unless the applicable Restricted Stock Units Agreement provides otherwise, all of a Participant's Restricted Stock Units shall become vested in full if (i) the Company is subject to a Change in Control, (ii) such Restricted Stock Units do not remain outstanding, (iii) such Restricted Stock Units are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute a substantially equivalent award. The Restricted Stock Units shall be settled in accordance with Section 7(f) immediately prior to the effective date of the Change in Control to the extent the Restricted Stock Units are neither assumed or substituted for in connection with the Change in Control.

        (h)    Restrictions on Transfer of Restricted Stock Unit Awards.    Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit award, the award shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or by the laws of descent and distribution.

        8.     Payment for Shares.

        (a)    General Rule.    The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 8.

        (b)    Surrender of Stock.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. This Subsection (b) shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

        (c)    Services Rendered.    At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

        (d)    Exercise/Sale.    To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        (e)    Exercise/Pledge.    To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        9.     Adjustment of Shares.

        (a)    General.    In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a

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reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option and Restricted Stock Unit award, (iii) the Section 162(m) Grant Limit set forth in Section 3(c) or (vi) the Exercise Price under each outstanding Option. Notwithstanding the foregoing, any fractional shares resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and no any event may the exercise price be decreased to an amount less than the par value, if any, of the Stock.

        (b)    Mergers and Consolidations.    In the event that the Company is a party to a merger or consolidation, outstanding Options, Stock Purchase rights and Restricted Stock Units shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees', Purchasers' or Participants' consent, may provide for:

            (i)  The continuation of such outstanding Options, Stock Purchase right or Restricted Stock Units by the Company (if the Company is the surviving corporation);

           (ii)  The assumption of the Plan and such outstanding Options, Stock Purchase rights or Restricted Stock Units by the surviving corporation or its parent;

          (iii)  The substitution by the surviving corporation or its parent of options, stock purchase rights or restricted stock units with substantially the same terms for such outstanding Options, Stock Purchase rights or Restricted Stock Units; or

          (iv)  The cancellation of such outstanding Options without payment of any consideration.

        (c)    Reservation of Rights.    Except as provided in this Section 9, an Optionee, Purchaser or Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        10.   Securities Law Requirements.

        (a)    General.    Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

        (b)    Financial Reports.    Each Optionee, Purchaser and Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

        11.   No Retention Rights.

        Nothing in the Plan or in any right, Option or Restricted Stock Unit granted under the Plan shall confer upon the Purchaser, Optionee, or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser, Optionee or Participant) or of the Purchaser, Optionee or Participant which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

        12.   Duration and Amendments.

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        (a)    Term of the Plan.    The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Options and awards granted under the Plan have lapsed. However, all ISOs shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or the date the Plan is duly approved by the shareholders of the Company. Notwithstanding the foregoing, if the maximum number of Shares issuable pursuant to the Plan as provided in Section 4 has been increased at any time (other than pursuant to Section 9), all ISOs shall be granted, if at all, within ten (10) years from the earlier of (i) the date on which the latest such increase in the maximum number of Shares issuable under the Plan was approved by the shareholders of the Company or (ii) the date such amendment was adopted by the Board of Directors.

        (b)    Right to Amend or Terminate the Plan.    The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

        (c)    Effect of Amendment or Termination.    No Shares shall be issued or sold under the Plan after the termination thereof, except in settlement of Restricted Stock Unit awards and upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

        13.   Definitions.

          (a)   "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

          (b)   "Change in Control" shall mean:

            (i)  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, unless 50% or more of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were shareholders of the Company immediately prior to such merger, consolidation or other reorganization, in substantially the same proportions as their ownership of Company stock prior to the transaction; or

           (ii)  The sale, transfer or other disposition of all or substantially all of the Company's assets.

  A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

          (e)   "Company" shall mean bebe stores, inc., a California corporation.

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          (f)    "Consultant" shall mean an individual who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

          (g)   "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          (h)   "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          (i)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (j)    "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

          (k)   "Fair Market Value" shall mean, as of any date, the value of a Share as determined by the Board of Directors, in its sole discretion, subject to the following:

            (i)  If, on such date, there is a public market for the Stock, the Fair Market Value of a Share shall be the closing sale price of a Share (or the mean of the closing bid and asked prices of a Share if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the next day on which the Stock was so traded following the relevant date, or such other appropriate day as shall be determined by the Board of Directors, in its sole discretion.

           (ii)  If, on such date, there is no public market for the Stock, the Fair Market Value of a Share shall be as determined by the Board of Directors in good faith.

          (l)    "Insider" shall mean an officer or a director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (m)  "ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

          (n)   "NSO" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          (o)   "Option" shall mean an ISO or an NSO granted under the Plan and entitling the holder to purchase Shares.

          (p)   "Optionee" shall mean an individual who holds an Option.

          (q)   "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

          (r)   "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          (s)   "Plan" shall mean this bebe stores, inc. 1997 Stock Plan.

          (t)    "Participant" shall mean an individual to whom the Board of Directors has granted a Restricted Stock Unit pursuant to Section 7.

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          (u)   "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

          (v)   "Purchaser" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

          (w)  "Restricted Stock Unit" shall mean a bookkeeping entry representing a right granted to a Participant pursuant to Section 7 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 7 and the Participant's Restricted Stock Units Agreement.

          (x)   "Restricted Stock Units Agreement" shall mean a written agreement between the Company and a Participant who is granted Restricted Stock Units under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such award.

          (y)   "Rule 16b-3" shall mean Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (z)   "Section 162(m)" shall mean Section 162(m) of the Code.

          (aa) "Service" shall mean service as an Employee, Outside Director or Consultant. Service shall not be deemed to have terminated merely because of a change in the capacity in which an individual renders Service to the Company (or any Parent or Subsidiary) or a change in the corporation for which the individual renders such Service, provided that there is no interruption or termination of the individual's Service.

          (bb) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

          (cc) "Stock" shall mean the Common Stock of the Company.

          (dd) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

          (ee) "Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

          (ff)  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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Proxy for 2003 Annual Meeting of Shareholders
Solicited by the Board of Directors

        The undersigned hereby constitutes and appoints Manny Mashouf and John Kyees, and each of them, as his or her true and lawful agents and proxies with full power of substitution to represent the undersigned and to vote all of the shares of stock in bebe stores, inc. which the undersigned is entitled to vote at the 2003 Annual Meeting of Shareholders to be held at 400 Valley Drive, Brisbane, California on December 8, 2003 at 9:30 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in bebe's proxy statement, receipt of which is acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

        A vote FOR the following proposals is recommended by Management and the Board of Directors:

1.	Election of Directors listed below. Nominees: Manny Mashouf, Neda Mashouf, Barbara Bass, Cynthia Cohen, Corrado Federico and Caden Wang
	☐ FOR	☐ WITHHELD
INSTRUCTION: To withhold authority to vote for any nominee, mark the above box and list the name(s) of the nominee(s) in the space provided.
2.	To approve an amendment to the 1997 Stock Option Plan in order to preserve the Company's ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.
	☐ FOR	☐ WITHHELD	☐ ABSTAIN
3.	To approve the adoption of an increase in the maximum number of shares that may be issued under the Corporation's 1997 Stock Plan by 1,000,000 shares from 4,330,000 shares to 5,330,000 shares.
	☐ FOR	☐ WITHHELD	☐ ABSTAIN
4.	To ratify the appointment of Deloitte & Touche LLP as bebe's independent auditors for the fiscal year ending June 30, 2004.
	☐ FOR	☐ WITHHELD	☐ ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, such shares shall be voted FOR the Company's nominees for election to the Board of Directors, FOR the amendment to the 1997 Stock Plan to preserve our ability to deduct in full certain plan related compensation under 162(m) of the Internal Revenue Code, FOR the amendment to our 1997 Stock Plan to increase the maximum number of shares issuable by 1,000,000 shares, and FOR ratification of Deloitte & Touche LLP, or said proxies deem advisable on such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BEBE STORES, INC.

Dated , 2003 (Be sure to date Proxy)
Signatures(s)
Print Name(s)

        Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

        Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD December 8, 2003
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE BEBE STORES, INC. 1997 STOCK PLAN, AS AMENDED, TO INCLUDE 162(m) PROVISION
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO THE BEBE STORES, INC. 1997 STOCK PLAN, AS AMENDED TO INCREASE AUTHORIZED NUMBER OF SHARES
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR-END OPTION VALUES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPARISON OF SHAREHOLDER RETURN
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG BEBE STORES, INC., THE S & P 500 INDEX AND THE S & P APPAREL, ACCESSORIES & LUXURY GOODS INDEX
REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
APPENDIX "A" bebe stores, inc. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
bebe stores, inc. 1997 STOCK PLAN